 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 Debtor In Possession Case #97-06084
 Comparative Balance Sheet Information


                                            (unaudited)     (unaudited)                  (unaudited)      (unaudited)
                                            February 29,    January 31,                  February 29,     January 31,
                                               2000           2000                           2000            2000
                                                ESD            ESD            Change       Corporate       Corporate        Change
                                            ----------      ----------       --------      ----------      ----------      --------
CURRENT ASSETS
Cash                                            17,469          38,230        (20,761)        161,402         519,668      (358,266)
Restricted cash held in escrow                      --              --             --                                            --
Accounts receivable
  A/R--trade                                 9,902,508       9,802,314        100,194              --              --            --
  A/R--employees                                16,485          (1,375)        17,860              --              --            --
  A/R--supplemental                                 --              --             --              --
  A/R--miscellaneous                                --              --             --       1,224,094       1,224,094            --
  Allowance for doubtful accounts             (497,534)       (507,847)        10,313      (1,076,094)     (1,076,094)           --
                                            ----------      ----------       --------      ----------      ----------      --------
    Accounts receivable, net                 9,421,459       9,293,092        128,367         148,000         148,000            --
                                            ----------      ----------       --------      ----------      ----------      --------
Costs and earnings in excess of billings     4,749,180       5,784,820     (1,035,640)                                           --
Costs and earnings in excess of billings
    for Remediation Systems                    676,049              --        676,049                                            --
Prepaid expenses                               219,149         105,671        113,478         119,948          27,554        92,394
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL CURRENT ASSETS                        15,083,306      15,221,813       (138,507)        429,350         695,222      (265,872)
                                            ----------      ----------       --------      ----------      ----------      --------
PROPERTY AND EQUIPMENT
  Field equipment                            2,172,681       2,209,331        (36,650)             --              --            --
  Automotive equipment                         932,781         921,724         11,057              --              --            --
  Office furniture and equipment             1,017,001       1,005,929         11,072          27,206          27,206            --
  Land, Building, and leasehold
    improvements                               107,729         107,729             --              --              --            --
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL PROPERTY & EQUIP., AT COST             4,230,192       4,244,713        (14,521)         27,206          27,206            --
  Accum. Depreciation                       (3,355,457)     (3,352,270)        (3,187)        (27,206)        (27,206)           --
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL PROPERTY & EQUIP., NET                   874,735         892,443        (17,708)             --              --            --
                                            ----------      ----------       --------      ----------      ----------      --------
Other Assets                                    88,941          89,641           (700)         41,622          41,622            --
Investment & Intercompany in Subsidiaries                                          --      74,375,431      74,375,431            --
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL ASSETS                                16,046,982      16,203,897       (156,915)     74,846,403      75,112,275      (265,872)
                                            ==========      ==========       ========      ==========      ==========      ========

POST PETITION CURRENT LIABILITIES
  Accounts payable                             933,480         974,217        (40,737)         33,427          29,161         4,266
  Accounts payable - remediation systems       676,049         655,399         20,650              --              --            --
  Line of Credit with GMAC                                                         --      25,704,314      25,537,255       167,059
  Transfer of Pre-petition preference
    collections from vendors                                                       --        (925,021)       (796,263)     (128,758)
                                            ----------      ----------       --------      ----------      ----------      --------
  Line of Credit with GMAC, net of
    pre-petition preferences                        --              --             --      24,779,293      24,740,992        38,301
  Accrued expenses, excluding bankruptcy
    costs                                      562,441         577,161        (14,720)          8,308           8,308            --
  Estimated claims against cash held in
    escrow                                          --              --             --              --              --            --
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL POST PETITION CURRENT LIABILITIES      8,779,750       8,606,737        173,013       9,548,008       9,582,161       (34,153)
Intercompany Notes Payable                   7,435,857       7,435,857             --                                            --
Pre Petition Preference collections from
    vendors                                         --              --             --         925,021         796,263       128,758
Pre Petition Liabilities                            --              --             --       3,606,863       3,606,863            --
Pre Petition Estimated Construction
    Claims                                          --              --             --
                                            ----------      ----------       --------      ----------      ----------      --------
  TOTAL LIABILITIES                         16,215,607      16,042,594        173,013      14,079,892      13,985,287        94,605
                                            ----------      ----------       --------      ----------      ----------      --------
SHAREHOLDERS' EQUITY
Common stock at par                                                                           121,289         121,289            --
Additional paid in capital                  14,557,677      14,557,677             --     127,234,871     127,234,871            --
Treasury Stock A-P-I-C                                                                       (562,506)       (562,506)           --
Retained earnings - prior                   (9,028,340)     (9,028,340)            --     (49,321,103)    (49,321,103)           --
Y-T-D net income pre petition                   (8,532)         (8,532)            --      (2,399,934)     (2,399,934)           --
Y-T-D net income post petition              (5,689,430)     (5,359,502)      (329,928)    (14,306,106)    (13,945,629)     (360,477)
                                            ----------      ----------       --------      ----------      ----------      --------
  TOTAL SHAREHOLDERS' EQUITY                  (168,625)        161,303       (329,928)     60,766,511      61,126,988      (360,477)
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY    16,046,982      16,203,897       (156,915)     74,846,403      75,112,275      (265,872)
                                            ==========      ==========       ========      ==========      ==========      ========


 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 Debtor In Possession Case #97-06084
 Comparative Balance Sheet Information


                                           (unaudited)     (unaudited)                    (unaudited)     (unaudited)
                                           February 29,    January 31,                    February 29,    January 31,
                                               2000            2000                           2000            2000
                                            Continuing      Continuing                    Discontinued    Discontinued
                                            Operations      Operations        Change       Operations      Operations       Change
                                            ----------      ----------       --------      ----------      ----------      --------
CURRENT ASSETS
Cash                                           178,871         557,898       (379,027)             --              --            --
Restricted cash held in escrow                      --              --             --       2,730,694       2,726,798         3,896
Accounts receivable
  A/R--trade                                 9,902,508       9,802,314        100,194       3,240,282       3,240,282            --
  A/R--employees                                16,485          (1,375)        17,860                                            --
  A/R--supplemental                                 --              --             --                                            --
  A/R--miscellaneous                         1,224,094       1,224,094             --       1,253,064       1,253,064            --
  Allowance for doubtful accounts           (1,573,628)     (1,583,941)        10,313      (3,411,768)     (3,411,768)           --
                                            ----------      ----------       --------      ----------      ----------      --------
Accounts receivable, net                     9,569,459       9,441,092        128,367       1,081,578       1,081,578            --
                                            ----------      ----------       --------      ----------      ----------      --------
Costs and earnings in excess of billings     4,749,180       5,784,820     (1,035,640)                                           --
Costs and earnings in excess of billings
     for Remediation Systems                   676,049              --        676,049                                            --
Prepaid expenses                               339,097         133,225        205,872              --              --            --
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL CURRENT ASSETS                        15,512,656      15,917,035       (404,379)      3,812,272       3,808,376         3,896
                                            ----------      ----------       --------      ----------      ----------      --------
PROPERTY AND EQUIPMENT
  Field equipment                            2,172,681       2,209,331        (36,650)          1,000           1,000            --
  Automotive equipment                         932,781         921,724         11,057              --              --            --
  Office furniture and equipment             1,044,207       1,033,135         11,072              --              --            --
  Land, Building, and leasehold
     improvements                              107,729         107,729             --              --              --            --
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL PROPERTY & EQUIP., AT COST             4,257,398       4,271,919        (14,521)          1,000           1,000            --
  Accum. Depreciation                       (3,382,663)     (3,379,476)        (3,187)             --              --            --
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL PROPERTY & EQUIP., NET                   874,735         892,443        (17,708)          1,000           1,000            --
Other Assets                                   130,563         131,263           (700)             --              --            --
Investment & Intercompany in Subsidiaries   74,375,431      74,375,431             --              --              --            --
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL ASSETS                                90,893,385      91,316,172       (422,787)      3,813,272       3,809,376         3,896
                                            ==========      ==========       ========      ==========      ==========      ========

POST PETITION CURRENT LIABILITIES
  Accounts payable                             966,907       1,003,378        (36,471)             --              --            --
  Accounts payable - remediation systems       676,049         655,399         20,650              --              --            --
  Line of Credit with GMAC                  25,704,314      25,537,255        167,059              --              --            --
  Transfer of Pre-petition preference
     collections from vendors                 (925,021)       (796,263)      (128,758)             --              --            --
                                            ----------      ----------       --------      ----------      ----------      --------
  Line of Credit with GMAC, net of
     pre-petition preferences               24,779,293      24,740,992         38,301              --              --            --
  Accrued expenses, excluding bankruptcy
     costs                                     570,749         585,469        (14,720)         69,976          69,976            --
  Estimated claims against cash held in
     escrow                                         --              --             --       2,532,449       2,528,553         3,896
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL POST PETITION CURRENT LIABILITIES     18,327,758      18,188,898        138,860      12,646,763      12,673,967       (27,204)
Intercompany Notes Payable                   7,435,857       7,435,857             --       4,811,126       4,811,126            --
Pre Petition Preference collections from
     vendors                                   925,021         796,263        128,758                                            --
Pre Petition Liabilities                     3,606,863       3,606,863             --      11,809,110      11,809,110            --
Pre Petition Estimated Construction Claims          --              --             --       1,800,000       1,800,000            --
                                            ----------      ----------       --------      ----------      ----------      --------
  TOTAL LIABILITIES                         30,295,499      30,027,881        267,618      31,066,999      31,094,203       (27,204)
                                            ----------      ----------       --------      ----------      ----------      --------
SHAREHOLDERS' EQUITY
Common stock at par                            121,289         121,289             --       5,454,120       5,454,120            --
Additional paid in capital                 141,792,548     141,792,548             --      39,347,007      39,347,007            --
Treasury Stock A-P-I-C                        (562,506)       (562,506)            --              --              --            --
Retained earnings - prior                  (58,349,443)    (58,349,443)            --     (53,656,003)    (53,656,003)           --
Y-T-D net income pre petition               (2,408,466)     (2,408,466)            --         499,770         499,770            --
Y-T-D net income post petition             (19,995,536)    (19,305,131)      (690,405)    (18,898,621)    (18,929,721)       31,100
                                            ----------      ----------       --------      ----------      ----------      --------
  TOTAL SHAREHOLDERS' EQUITY                60,597,886      61,288,291       (690,405)    (27,253,727)    (27,284,827)       31,100
                                            ----------      ----------       --------      ----------      ----------      --------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY    90,893,385      91,316,172       (422,787)      3,813,272       3,809,376         3,896
                                            ==========      ==========       ========      ==========      ==========      ========


 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 Debtor In Possession Case #97-06084
 Comparative Balance Sheet Information


                                             (unaudited)     (unaudited)
                                              February        January 31,
                                                 2000           2000
                                               Combined       Combined
                                                Final           Final             Change
                                             ------------    ------------        --------
CURRENT ASSETS
Cash                                              178,871         557,898        (379,027)
Restricted cash held in escrow                  2,730,694       2,726,798           3,896
Accounts receivable
  A/R--trade                                   13,142,790      13,042,596         100,194
  A/R--employees                                   16,485          (1,375)         17,860
  A/R--supplemental                                    --              --              --
  A/R--miscellaneous                            2,477,158       2,477,158              --
  Allowance for doubtful accounts              (4,985,396)     (4,995,709)         10,313
                                             ------------    ------------        --------
    Accounts receivable, net                   10,651,037      10,522,670         128,367
                                             ------------    ------------        --------
Costs and earnings in excess of billings        4,749,180       5,784,820      (1,035,640)
Costs and earnings in excess of billings
     for Remediation Systems                      676,049              --         676,049
Prepaid expenses                                  339,097         133,225         205,872
                                             ------------    ------------        --------
TOTAL CURRENT ASSETS                           19,324,928      19,725,411        (400,483)
                                             ------------    ------------        --------
PROPERTY AND EQUIPMENT
  Field equipment                               2,173,681       2,210,331         (36,650)
  Automotive equipment                            932,781         921,724          11,057
  Office furniture and equipment                1,044,207       1,033,135          11,072
  Land, Building, and leasehold
     improvements                                 107,729         107,729              --
                                             ------------    ------------        --------
TOTAL PROPERTY & EQUIP., AT COST                4,258,398       4,272,919         (14,521)
  Accum. Depreciation                          (3,382,663)     (3,379,476)         (3,187)
                                             ------------    ------------        --------
TOTAL PROPERTY & EQUIP., NET                      875,735         893,443         (17,708)
                                             ------------    ------------        --------
Other Assets                                      130,563         131,263            (700)
Investment & Intercompany in Subsidiaries               0               0              --
                                             ------------    ------------        --------
TOTAL ASSETS                                   20,331,226      20,750,117        (418,891)
                                             ============    ============        ========

POST PETITION CURRENT LIABILITIES
  Accounts payable                                966,907       1,003,378         (36,471)
  Accounts payable - remediation systems          676,049         655,399          20,650
  Line of Credit with GMAC                     25,704,314      25,537,255         167,059
  Transfer of Pre-petition preference
     collections from vendors                    (925,021)       (796,263)       (128,758)
                                             ------------    ------------        --------
  Line of Credit with GMAC, net of
     pre-petition preferences                  24,779,293      24,740,992          38,301
  Accrued expenses, excluding bankruptcy
     costs                                        640,725         655,445         (14,720)
  Estimated claims against cash held in
     escrow                                     2,532,449       2,528,553           3,896
                                             ------------    ------------        --------
TOTAL POST PETITION CURRENT LIABILITIES        30,974,521      30,862,865         111,656
Intercompany Notes Payable                             --              --              --
Pre Petition Preference collections from
     vendors                                      925,021         796,263         128,758
Pre Petition Liabilities                       15,415,973      15,415,973              --
Pre Petition Estimated Construction Claims      1,800,000       1,800,000              --
                                             ------------    ------------        --------
  TOTAL LIABILITIES                            49,115,515      48,875,101         240,414
                                             ------------    ------------        --------
SHAREHOLDERS' EQUITY
Common stock at par                               121,289         121,289              --
Additional paid in capital                    124,465,227     124,465,227              --
Treasury Stock A-P-I-C                           (562,506)       (562,506)             --
Retained earnings - prior                    (112,005,446)   (112,005,446)             --

Y-T-D net income pre petition                  (1,908,696)     (1,908,696)             --
Y-T-D net income post petition                (38,894,157)    (38,234,852)       (659,305)
                                             ------------    ------------        --------
  TOTAL SHAREHOLDERS' EQUITY                  (28,784,289)    (28,124,984)       (659,305)
                                             ------------    ------------        --------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY       20,331,226      20,750,117        (418,891)
                                             ============    ============        ========


 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 Debtor In Possession Case #97-06084
 Comparative Statement of
         Operations Information


                                           (unaudited)      (unaudited)                    (unaudited)      (unaudited)
                                           Month Ended      Month Ended                    Month Ended      Month Ended
                                           February 29,     January 31,                    February 29,     January 31,
                                             2000             2000                            2000            2000
                                              ESD              ESD          Change          Corporate       Corporate      Change
                                            --------        ---------      --------         --------         --------      ------
Sales                                        998,146        1,196,532      (198,386)            --               --          --
Cost of Sales                                873,151          845,169        27,982             --               --          --
                                            --------        ---------      --------         --------         --------      ------
    Gross Profit                             124,995          351,363      (226,368)            --               --          --

Selling, General, and Administrative         398,397          385,472        12,925           63,010           55,849       7,161
                                            --------        ---------      --------         --------         --------      ------

Income (Loss) From Operations               (273,402)         (34,109)     (239,293)         (63,010)         (55,849)     (7,161)

Other Income (Expense):

  I/C Interest Income (Expense)              (56,526)         (54,787)       (1,739)          56,526           54,787       1,739
  Interest Expense                              --                 (2)            2         (227,363)        (215,561)    (11,802)
  Other Expense                                 --                 74           (74)          (4,513)          (2,530)     (1,983)
                                            --------        ---------      --------         --------         --------      ------
    Total Other (Expense)                    (56,526)         (54,715)       (1,811)        (175,350)        (163,304)    (12,046)
Net Income (Loss) Before Bankruptcy
       Administrative Expenses              (329,928)         (88,824)     (241,104)        (238,360)        (219,153)    (19,207)
Bankruptcy Administrative Expenses                                                          (122,117)        (135,558)     13,441
                                            --------        ---------      --------         --------         --------      ------
Net Income (Loss)                           (329,928)         (88,824)     (241,104)        (360,477)        (354,711)     (5,766)
                                            ========        =========      ========         ========         ========      ======


 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 Debtor In Possession Case #97-06084
 Comparative Statement of
         Operations Information


                                          (unaudited)     (unaudited)                      (unaudited)    (unaudited)
                                          Month Ended     Month Ended                      Month Ended    Month Ended
                                          February 29,    January 31,                      February 29,   January 31,
                                             2000            2000                             2000            2000
                                          Continuing      Continuing                      Discontinued    Discontinued
                                          Operations      Operations        Change         Operations      Operations       Change
                                           --------        --------        --------          ------           ----          ------
Sales                                       998,146       1,196,532        (198,386)           --             --              --
Cost of Sales                               873,151         845,169          27,982            --             --              --
                                           --------        --------        --------          ------           ----          ------
    Gross Profit                            124,995         351,363        (226,368)           --             --              --

Selling, General, and Administrative        461,407         441,321          20,086            --             --              --
                                           --------        --------        --------          ------           ----          ------
Income (Loss) From Operations              (336,412)        (89,958)       (246,454)           --             --              --

Other Income (Expense):
  I/C Interest Income (Expense)                --               --             --              --             --              --
  Interest Expense                         (227,363)       (215,563)        (11,800)           --             --              --
   Other Expense                             (4,513)         (2,456)         (2,057)         31,100           (528)         31,628
                                           --------        --------        --------          ------           ----          ------
    Total Other (Expense)                  (231,876)       (218,019)        (13,857)         31,100           (528)         31,628

Net Income (Loss) Before Bankruptcy
  Administrative Expenses                  (568,288)       (307,977)       (260,311)         31,100           (528)         31,628
Bankruptcy Administrative Expenses         (122,117)       (135,558)         13,441            --             --                 0
                                           --------        --------        --------          ------           ----          ------
Net Income (Loss)                          (690,405)       (443,535)       (246,870)         31,100           (528)         31,628
                                           ========        ========        ========          ======           ====          ======


 OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
 Debtor In Possession Case #97-06084
 Comparative Statement of
         Operations Information


                                        (unaudited)   (unaudited)
                                        Month Ended   Month Ended
                                        February 29,  January 31,
                                           2000         2000
                                         Combined      Combined
                                          Final         Final         Change
                                         --------      --------      --------
Sales                                     998,146     1,196,532      (198,386)
Cost of Sales                             873,151       845,169        27,982
                                         --------      --------      --------
    Gross Profit                          124,995       351,363      (226,368)

Selling, General, and Administrative      461,407       441,321        20,086
                                         --------      --------      --------
Income (Loss) From Operations            (336,412)      (89,958)     (246,454)

Other Income (Expense):
  I/C Interest Income (Expense)              --            --            --
  Interest Expense                       (227,363)     (215,563)      (11,800)
  Other Expense                            26,587        (2,984)       29,571
                                         --------      --------      --------
    Total Other (Expense)                (200,776)     (218,547)       17,771

Net Income (Loss) Before Bankruptcy
       Administrative Expenses           (537,188)     (308,505)     (228,683)
Bankruptcy Administrative Expenses       (122,117)     (135,558)       13,441
                                         --------      --------      --------
Net Income (Loss)                        (659,305)     (444,063)     (215,242)
                                         ========      ========      ========


OMEGA ENVIRONMENTAL, INC.                                           EXHIBIT 99.1
Debtor in Possession Case # 97-06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                                  (unaudited)     (unaudited)
                                                                                  Month Ended     Month Ended
                                                                                  February 29,     January 31,
                                                                                     2000             2000           Change
                                                                                  ------------    ------------    ------------
Cash flows from operating activities:
  Net loss                                                                        $(   659,305)   $(   444,063)   $(   215,242)

  Adjustments to reconcile net loss to net cash
  (used in) provided by operating activities:
      Depreciation                                                                      40,304          41,146            (842)
      Write off of accounts receivable                                                 105,920               0         105,920
      (Gain) / Loss on sale of property and equipment                                        0               0               0
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables, net                                                                (234,287)       (442,419)        208,132
      Receivables - remediation systems, net                                                 0               0               0
      Costs in excess of billings                                                      380,241        (185,717)        565,958
      Costs in excess of billings - remediation systems                                (20,650)
      Prepaids & other assets                                                         (205,872)         98,523        (304,395)
     Increase (decrease) in:
      Accounts payable - remediation systems                                            20,650         655,399        (634,749)
      Accrued expenses                                                                  85,280         191,452        (106,172)
      Billings in excess of costs                                                            0               0               0
      Other net changes in assets and liabilities                                          700           3,295          (2,595)
                                                                                  ------------    ------------    ------------
        Total adjustments                                                              135,815        (343,375)        499,840
                                                                                  ------------    ------------    ------------
        Net cash provided by (used in) operating activities                           (523,490)       (787,438)        284,598

Cash flows from investing activities:
     Proceeds from sale of equipment                                                    11,002               0          11,002
     Additions to property and equipment                                               (33,597)         (1,750)        (31,847)
                                                                                  ------------    ------------    ------------
       Net cash provided by (used in) investing activities                             (22,595)         (1,750)        (20,845)

Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                                  167,059         747,952        (580,893)
  Proceeds from pre-petition preference payment receipts                               128,578         109,627          18,951
  (Reduction) Increase of pre-petition liabilities                                    (128,578)       (109,627)        (18,951)
                                                                                  ------------    ------------    ------------
      Net cash provided by (used in) financing activities                              167,059         747,952        (580,893)
                                                                                  ------------    ------------    ------------
Net increase (decrease) in cash                                                       (379,026)        (41,236)       (317,140)

CASH AT BEGINNING OF PERIOD                                                            557,898         599,134         (41,236)
                                                                                  ------------    ------------    ------------
CASH AT END OF PERIOD                                                             $    178,871    $    557,898    $(   358,376)
                                                                                  ============    ============    ============





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                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case # 97-06084
February 29, 2000 Financial Reporting Information

Notes to Financial Statement Information

Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

GMAC Credit Corporation
As of February 29, 2000, the Company's borrowings from GMAC Credit Corporation ("GMACCC") were $25,704,314.

Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed, significant write-offs of this asset were recorded in excess of reserves provided. Management believes that as a result of improvements in project management and time charging practices no material write-offs in excess of the normal allocated reserves will be required in the future.

Accounts Receivable

Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. The collection period for these receivables frequently exceeds 180 days. Due to the significant amount of time required to collect these receivables, management is continually analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time due to the lengthy collection time frame, and any adjustment may have a material adverse effect on the financial statements.


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Accounts receivable recorded on the Discontinued Operation's balance sheet primarily represent amounts recorded as due from customers of the company's discontinued construction business. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.

Accounts receivable recorded on the corporate balance sheet of $148,000 represents funds held in escrow at Debtor's Bankruptcy Counsel as a result of the Petroleum Services Division (PSD) Houston branch asset sale in December 1998. These funds are held in escrow pending the final determination of the amount of liens asserted by Texas tax authorities.

Florida Supplemental

In January 2000, the ESD Florida Supplemental balances were transferred to Discontinued Operations. The amounts of the transaction transferred were:
Restricted Cash Held in Escrow of $2.7 million, net receivables of $300,000 and Estimated claims against cash held in escrow of $2.5 million.

Pre-Petition Preference Receipts

Beginning in June 1999, Omega began collecting pre-petition preferences. These are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of February 2000 and total collections since June 1999 were $128,758, and $925,091, respectively.